                                                                     Exhibit 3.3

                                                                    FILED

                                                              DEC 1 1982 9AM


                                                              Illegible
                                                              ------------------
                                                              SECRETARY OF STATE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                     NORTHWEST CENTRAL PIPELINE CORPORATION

                                   ----------

          We, MARTIN HUCHTEMAN, Senior Vice-President, and KENNETH E. MANNER, Secretary, of Northwest Central Pipeline Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

          1. That the present name of said corporation is Northwest Central Pipeline Corporation, and the name under which said corporation was originally incorporated was Empire Natural Gas Company.

          2. That said corporation was formed by an Agreement of Merger and Consolidation dated January 7, 1922 between the Wichita Pipe Line
Company, Wichita Natural Gas Company and The Quapaw Gas Company. Said Agreement of Merger and Consolidation was filed with the Secretary of State of the State of Delaware on January 18, 1922.

          3. That this Restated Certificate of Incorporation was duly proposed by the Board of Directors and adopted by the unanimous written consent of the stockholder in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

          4. That the text of the Certificate of Incorporation of said Northwest Central Pipeline Corporation is hereby amended and restated to read as follows:

          FIRST. The name of the corporation is Northwest Central Pipeline Corporation.

          SECOND. The address of the corporation's registered office in the State of Delaware is 306 South State Street in the City of Dover, County of Kent. The name of its registered agent at such address is United States Corporation Company.

          THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH. The aggregate number of shares of stock which the corporation shall have the authority to issue is 10,500,000, of which 500,000 shares without par value shall be designated as Common Stock and 10,000,000 shares of the par value of $1.00 per share shall be designated as Preferred Stock.

          The designations, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of said classes of stock are as follows:

          1. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series of Preferred Stock, and the Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to fix the following:

          (a) The distinctive serial designation of such series which shall distinguish it from other series;

          (b) The number of shares included in such series, which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;

          (c) The annual dividend rate (or method of determining such rate) for shares of such series and the date or dates upon which such dividends shall be payable;

          (d) Whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

          (e) The amount or amounts which shall be paid out of the assets of the corporation available for distribution to its stockholders to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (f) The price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the corporation;

          (g) Provisions, if any, for the redemption, purchase or other acquisition of shares of such series pursuant to a sinking fund or otherwise and the price or prices or consideration at which, the period or periods within which and the terms and conditions upon which, the shares of such series shall be redeemed, purchased or otherwise acquired, in whole or in part, pursuant to such provisions;

          (h) The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion or exchange and the terms and conditions of any adjustments thereof, upon which the shares of such series shall be convertible or exchangeable into shares of any class of stock or into shares of any other series of Preferred Stock;

          (i) The voting rights, if any, of the shares of such series and, if voting rights are granted, the extent of such voting rights;

          (j) The ranking of the shares of the series as compared with shares of other series of the Preferred Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the corporation available for distribution to its stockholders upon voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (k) Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with applicable law.

          2. All Preferred Stock shall rank senior to the Common Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the corporation available for distribution to its stockholders upon voluntary or involuntary liquidation, dissolution or winding up of the corporation. All Preferred Stock redeemed, purchased or otherwise acquired by the corporation (including shares surrendered for conversion or exchange) shall be cancelled and thereupon restored to the status of authorized but unissued Preferred Stock undesignated as to series.

          3. No holder of Common Stock or of Preferred Stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

          4. Except as otherwise provided by the Board of Directors in accordance with paragraph 1 above in respect of any series of the Preferred Stock, all voting rights of the corporation shall be vested exclusively in the holders of the Common Stock who shall be entitled to one vote per share.

          FIFTH. The Board of Directors of the corporation is expressly authorized to adopt, amend or repeal by-laws of the corporation.

          SIXTH. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of corporation.

          IN WITNESS WHEREOF, said Northwest Central Pipeline Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Senior Vice-president and attested by its Secretary this 1st day of December, 1982.

                                          NORTHWEST CENTRAL PIPELINE CORPORATION


                                          By M D Huchteman
                                             -----------------------------------
                                             Senior Vice-President

ATTEST:


K.E. Manner
-------------------------------
Secretary

FILED

3:30pm

DEC 13 1982

Illegible
------------------
SECRETARY OF STATE

CERTIFICATE OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE

              ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES A
                           (Par Value $1.00 Per Share)
                                       OF
                     NORTHWEST CENTRAL PIPELINE CORPORATION

                                   ----------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                   ----------

          The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of Northwest Central Pipeline Corporation, a Delaware corporation (hereinafter called the "Corporation"), through its Pricing Committee at a meeting duly convened and held on December 10, 1982, at which a quorum was present and acting throughout:

          "RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Corporation (hereinafter called the 'Certificate of Incorporation') and this Pricing Committee by resolution of the Board of Directors of the Corporation, the Board of Directors through this Pricing Committee hereby provides for the issuance of a series of Preferred Stock of the Corporation to consist of 700,000 shares, and hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

               "(a) Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be 'Adjustable Rate Cumulative Preferred Stock,

          Series A' (hereinafter called this 'Series') and the number of authorized shares constituting this Series is seven hundred thousand (700,000). Each share of this Series shall have a par value of $1.00 per share and the amount of $50 shall be the 'liquidation value' of each share of this Series. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or this Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the state of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased, nor reduced below the number of shares outstanding.

               "(b) Dividend Rate.

               "(1) Dividends on each share of this Series shall be: (i) for the period (the 'Initial Dividend Period') from the date of their original issue to and including April 30, 1983, at a rate of 10.5 % per annum of the liquidation value thereof, and (ii) for each quarterly dividend period (hereinafter referred to as a 'Quarterly Dividend Period', and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a 'Dividend Period' and collectively referred to as 'Dividend Periods') thereafter, which Quarterly Dividend Periods shall commence on February 1, May 1, August 1 and November 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend
          Period, at a rate per annum of the liquidation value thereof equal to the Applicable Rate (as defined in paragraph (2) of this Section (b)) less 1.75% in respect of such Quarterly Dividend Period. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board of Directors, out of assets legally available for such purpose, on February 1, May 1, August 1 and November 1, of each year, commencing February 1, 1983. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the books of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Subject to paragraph (9) of this Section (b), Dividends in arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

               "(2) Except as provided below in this paragraph, the 'Applicable Rate' for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, the Ten year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason:

                    "(i) any one of the Treasury Bill Rate, the Ten year
               Constant Maturity Rate and the Twenty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be the higher of whichever two of such Rates can be so determined;

                    "(ii) only one of the Treasury Bill Rate, the Ten Year
               Constant Maturity Rate and the Twenty Year

               Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be whichever such Rate can be so determined; or

                    "(iii) none of the Treasury Bill Rate, the Ten Year Constant
               Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

          Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period on each share of this Series shall in no event be less than 6.5 % per annum or greater than 14.0 % per annum of the liquidation value thereof.

               "(3) Except as provided below in this paragraph, the 'Treasury Bill Rate' for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during the relevant Calendar Period as defined below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the tenth consecutive calendar day immediately prior to the Quarterly Dividend Period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum secondary market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during such Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a weekly per annum secondary market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during such Calendar Period) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in

          U.S. Government securities selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

               "(4) Except as provided below in this paragraph, the 'Ten Year Constant Maturity Rate' for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the tenth consecutive calendar day immediately prior to the Quarterly Dividend Period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arith-metic average of the two most recent weekly per annum Ten Year Average Yields

          (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a weekly per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities as defined below) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

               "(5) Except as provided below in this paragraph, the 'Twenty Year Constant Maturity Rate' for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the tenth consecutive day immediately prior to the Quarterly Dividend Period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a weekly per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

               "(6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five one-hundredths of a percentage point.

               "(7) The Applicable Rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of record of shares of this Series.

               "(8) For purposes of this Section (b), the term

                    "(i) 'Calendar Period' shall mean a period of 14
               consecutive calendar days;

                    "(ii) 'Special Securities' shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

                    "(iii) 'Ten Year Average Yield' shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

                    "(iv) 'Twenty Year Average Yield' shall mean the average
               yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

               "(9) Except as hereinafter provided in paragraph (10) of this Section (b), so long as shares of this Series are outstanding, no dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series or on any other stock of the Corporation ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid on this Series for all past Dividend Periods. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock or other stock of the Corporation ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock or other stock of the Corporation ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred stock and other stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock and other stock bear to each other. Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

               "(10) Except as provided in paragraph (9) of this Section (b), so long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation or a subsidiary, if any (as hereinafter defined), (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or contemporaneously are declared and paid for all past Dividend Periods.

               "(11) Dividends payable on this Series for each full Quarterly Dividend Period shall be computed by annualizing the Applicable Rate, dividing by four and multiplying the resulting percentage by the liquidation value per share. Dividends payable on this Series for any period less than a full Quarterly Dividend Period, and for the Initial Dividend Period, shall be computed on the basis of a 360-day year of 30-day months and the actual number of days elapsed in the period for which payable.

               "(c) Redemption.

               "(1) The shares of this Series shall not be redeemable prior to February 1, 1987. Subject to paragraph (6) of this Section (c), on and after February 1, 1987, the Corporation, at its sole option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after

          February 1, 1987, and prior to February 1, 1992, of $51.50 per share and (ii) in the case of any redemption on a redemption date occurring on or after February 1, 1992, of $50 per share, plus, in each case, an amount equal to accrued and unpaid dividends thereon to the date fixed for redemption.

               "(2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed from each holder of record shall be determined by the Board of Directors and the shares to be redeemed from each holder of record shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

               "(3) In the event the Corporation shall redeem shares of this Series, written notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 20 nor more than 50 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

               "(4) If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

               If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of New York, shall be doing business in the Borough of Manhattan, The City of New York, shall have capital, surplus and undivided profits aggregating at least $50,000,000 according to its last published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

               "(5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

               "(6) Notwithstanding the foregoing provisions of this Section
          (c), unless the full cumulative dividends on all outstanding shares of this Series shall have been paid or contemporaneously are declared and paid for all past Dividend Periods, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and neither the Corporation nor a subsidiary of the Corporation, if any, shall purchase or otherwise acquire for valuable consideration any shares of this Series, provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all the outstanding shares of this

          Series and mailed to the holders of record of all such outstanding shares at such holders' addresses as the same appear on the books of the Corporation and provided further that if some, but less than all, of the shares of this Series are to be purchased or otherwise acquired pursuant to such purchase or exchange offer and the number of shares so tendered exceeds the number of shares so to be purchased or otherwise acquired by the Corporation, the shares of this Series so tendered will be purchased or otherwise acquired by the Corporation on a pro rata basis according to the number of such shares duly tendered by each holder so tendering shares of this Series for such purchase or exchange.

               "(d) Conversion or Exchange; Sinking Fund. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation; nor shall the holders of shares of this Series be entitled to the benefits of a sinking fund in respect of their shares of this Series.

               "(e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

               "(1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, affecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation or any similar document relating to any series of Preferred Stock) so as to affect adversely the powers, preferences, or rights, of this Series. The increase of the authorized amount of the Preferred Stock, or the creation or authorization of any shares of any other class or series of stock of the Corporation ranking prior to or on a parity with the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior or parity shares, or the creation or authorization of any obligation or security convertible into or evidencing the right to purchase any such prior or parity shares shall not be deemed to affect adversely the powers, preferences or rights of this Series;

               "(2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least a majority of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the issuance of any additional shares, or the reissuance of any acquired shares, of this Series or the issuance of any shares of any class or series of stock of the Corporation ranking prior to or on a parity with the shares of, this Series as to dividends or upon liquidation, for any purpose other than to purchase or redeem an equivalent liquidation value of shares of this Series or stock ranking prior to or on a parity with shares of this Series as to dividends or upon liquidation at the time outstanding, unless:

                    (i) the consolidated income before income taxes and interest charges of the Corporation and its subsidiaries, if any, for 12 consecutive calendar months within a period of 15 calendar months immediately preceding the calendar month of such issuance is equal to at least 1-1/2 times the aggregate of (X) the annual interest charges on consolidated indebtedness of the Corporation and its subsidiaries, if any (excluding interest charges on indebtedness to be retired by the application of the proceeds from the issuance of such shares), and (Y) the annual dividend requirements on all Preferred Stock (including dividend requirements on any class of stock ranking prior to or on a parity with the shares to be issued as to dividends or upon liquidation but excluding any dividend requirements on any stock to be retired by the application of the proceeds from the issuance of such shares), which shall be outstanding immediately after the issuance of such shares; and

                    (ii) the aggregate capital of the Corporation applicable to all capital stock outstanding ranking junior to the Preferred Stock as to dividends and upon liquidation, plus the consolidated earned and capital surplus of the Corporation and its subsidiaries, if any, shall be at least equal to the aggregate amount payable upon involuntary dissolution, liquidation or winding up of the Corporation on all shares of the Preferred Stock, and all stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon liquidation, to be outstanding immediately after the issuance of such shares of Preferred Stock or such stock ranking prior to or on a parity therewith.

               "(3) If, on the date used to determine stockholders of record for any meeting of stockholders for the election of directors, a default in preference dividends (as hereinafter defined) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Each director elected by the holders of shares of Preferred Stock (herein called a 'Preferred Director'), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause
          (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and no default in preference dividends shall exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a 'default in preference dividends' on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued and unpaid dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid for all past Dividend Periods.

               "(f) Liquidation Rights.

               "(1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution shall be made on the Common Stock or on any other class or series of stock ranking junior to shares of this Series as to amounts distributable on dissolution, liquidation or winding up, (A) in the event of voluntary liquidation, dissolution or winding up of the Corporation, the optional redemption price at the time in effect and (B) in the event of involuntary liquidation, dissolution or winding up of the Corporation the amount of $50.00 per share, plus in each case an amount equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

               "(2) Neither the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

               "(3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section
          (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

               "(4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), the holders of shares of this Series and of any shares of Preferred Stock of any series or any other stock of the Corporation ranking, as to the amounts distributable upon dissolution, liquidation or winding up, on a parity with this Series shall share ratably in any distribution of assets in accordance with the amounts which would be payable on such distribution if all amounts payable were discharged in full.

          "(g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

               "(1) prior to the shares of this Series or prior to this Series, either as to dividends or upon liquidation, if the holders of such stock shall be entitled to either the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of this Series;

               "(2) on a parity with shares of this Series or on a parity with this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, redemption amounts per share or liquidation values per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to either the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation values, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series, provided in any such case such stock does not rank prior to the shares of this Series; and

               "(3) junior to shares of this Series or junior to this Series, as to dividends and upon liquidation, if such stock shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends and of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of such stock."

          "(h) For purposes of this resolution, the term 'subsidiary' shall mean any corporation a majority of whose voting stock ordinarily entitled to elect directors is owned, directly or indirectly, by the Corporation."

          IN WITNESS WHEREOF, said Northwest Central Pipeline Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Senior Vice President, M. D. Huchteman, and, attested by its Secretary, K. E. Manner, this 10th day of December, 1982.

                                          NORTHWEST CENTRAL PIPELINE CORPORATION


                                          By M. D. Huchteman
                                             -----------------------------------
                                             (Title) Senior Vice President

[Corporate Seal]

Attest:

[SEAL]


K. E. Manner
------------------------------
Secretary

FILED

DEC 17 1992 9 A.M.


Illegible
------------------
SECRETARY OF STATE

     CERTIFICATE OF CORRECTION FILED TO CORRECT CERTAIN ERRORS IN THE CERTIFICATE OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES A (Par Value $1.00 Per Share) OF NORTHWEST CENTRAL PIPELINE CORPORATION FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE ON DECEMBER 13, 1982

          NORTHWEST CENTRAL PIPELINE CORPORATION, a corporation organized and existing under and by virtue of The General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     1. The name of the corporation is NORTHWEST CENTRAL PIPELINE CORPORATION.

     2. That a Certificate of the Designations, Powers, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions Thereof, Which Have Not Been Set Forth in the Restated Certificate of Incorporation or in any Amendment Thereof, of the Adjustable Rate Cumulative Preferred Stock, Series A (Par Value $1.00 Per Share) of Northwest Central Pipeline Corporation (the "Certificate of Designation") was filed by the Secretary of State of Delaware on December 13, 1982 and that said Certificate of Designation requires correction as permitted by subsection (f) of Section 103 of The General Corporation Law of the State of Delaware.

     3. The inaccuracies or defects of said Certificate of Designation to be corrected are as follows:

          (a) The dates on and after which shares of the Adjustable Rate Cumulative Preferred stock, Series A may be redeemed at certain redemption prices are inaccurately set forth as February 1, 1987 and February 1, 1992 in paragraph (1) of Section (c) of the Certificate of Designation. The correct dates are February 1, 1988 and February 1, 1993, respectively.

          (b) The minimum notice period with respect to any optional redemption is inaccurately set forth as 20 days in paragraph (3) of Section (c) of the Certificate of Designation. The correct minimum notice period should be 30 days.

     4.1 Paragraph (1) of Section (c) of the Certificate of Designation is corrected to read as follows:

          "(1) The shares of this Series shall not be redeemable prior to February 1, 1988. Subject to paragraph (6) of this Section (c), on and after February 1, 1988, the Corporation, at its sole option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after February 1, 1988, and prior to February 1, 1993, of $51.50 per share and (ii) in the case of any redemption on a redemption date occurring on or after February 1, 1993, of $50 per share, plus, in each case, an amount equal to accrued and unpaid dividends thereon to the date fixed for redemption."

     4.2 Paragraph (3) of Section (c) of the Certificate of Designation is corrected to read as follows:

          "(3) In the event the Corporation shall redeem shares of this Series, written notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 50 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date."

          IN WITNESS WHEREOF, said NORTHWEST CENTRAL PIPELINE CORPORATION has caused this certificate to be signed by M. D. Huchteman, its Senior Vice President and attested by K. E. Manner, its Secretary this 16th day of December, 1982.

                                          NORTHWEST CENTRAL PIPELINE CORPORATION
[SEAL]

ATTEST:                                   By M. D. Huchteman
                                             -----------------------------------

K. E. Manner
---------------------------

STATE OF OKLAHOMA  )
                   ) SS.
COUNTY OF OKLAHOMA )

          Before me, the undersigned Notary Public within and for said county and state, on this 16th day of December, 1982, personally appeared M. D. Huchteman, to me known to be the identical person who subscribed his name on behalf of Northwest Central Pipeline Corporation to the above and foregoing instrument as its Senior Vice President, and acknowledged to me that he executed the same as his free and voluntary act and deed and the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          In Witness Whereof, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                                             Illegible
                                                         -----------------------
                                                             Notary Public

[SEAL]

My commission expires:
January 28, 1985
(SEAL)

                                                                    FILED

                                                             OCT 9 1984 10AM

                                                             Illegible
                                                             -------------------
                                                             SECRETARY OF STATE

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                    * * * * *

NORTHWEST CENTRAL PIPELINE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

     The present registered agent of the corporation is United States Corporation Company and the present registered office of the corporation is in the country of Kent.

     The Board of Directors of NORTHWEST CENTRAL PIPELINE CORPORATION adopted the following resolution on the 10th day of September, 1984.

          Resolved, that the registered office of NORTHWEST CENTRAL PIPELINE CORPORATION in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

     IN WITNESS WHEREOF, NORTHWEST CENTRAL PIPELINE CORPORATION has caused this statement to be signed by M. D. Huchteman, its Vice President and attested by William J. Sears its Secretary this 28th day of September, 1984.


                                        By M.D. Huchteman
                                           -------------------------------------
                                           Vice President
                                           M.D. Huchteman

ATTEST:


By William J. Sears
   ----------------------------------
   Secretary
   William J. Sears

                                                                    FILED

                                                             DEC 29 1986 10.01AM


                                                             Illegible
                                                             -------------------
                                                             SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                     NORTHWEST CENTRAL PIPELINE CORPORATION

                    -----------------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
                    -----------------------------------------

          We, JOHN W. DUNBAR, Vice President, and BOBBY E. POTTS, Secretary of Northwest Central Pipeline Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

          I. That the Certificate of Incorporation of said corporation has been amended as follows:

          By striking out the whole of Article FIRST thereof as it now exists and inserting in lieu and instead thereof new Article FIRST reading as follows:

          FIRST: The name of the corporation is Williams Natural Gas Company.

          II. The effective date is January 1, 1987.

          III. That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the unanimous written consent of all the stockholders entitled to vote in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, we have signed this certificate this 23rd day of December, 1986.

                                                    Illegible
                                                    ----------------------------
                                                    Vice President

[SEAL]

ATTEST:


Illegible
-----------------------
Illegible

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 03/14/1995
  950056874 - 219918

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                 * * * * * * * *

          WILLIAMS NATURAL GAS COMPANY, a company organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of said Company, by unanimous written consent dated March 13, 1995, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation, as amended, of said Company:

               RESOLVED that the Board of Directors of the Company hereby declares it advisable to amend Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, so that, as amended, Article FOURTH shall be, and read, as follows:

               "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is one thousand (1,000) shares, of which one thousand (1,000) shares are to be of a class designated as Common Stock of the par value one dollar ($1.00) per share."

          SECOND: That the capital of said Company shall not be reduced under or by reason of the aforesaid amendment.

          THIRD: That in lieu of a meeting and vote of stockholders, the sole stockholder has given unanimous written consent to said amendment in accordance with the applicable provisions of section 228 of the General Corporation Law of the State of Delaware.

          FOURTH: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said Williams Natural Gas Company has caused this Certificate to be signed by B. Todd Hopkinson, its Vice President, and attested by David M. Higbee, its Secretary, this 10th day of March, 1995.

                                            WILLIAMS NATURAL GAS COMPANY


                                        By: B. Todd Hopkinson
                                            ------------------------------------
                                            B. Todd Hopkinson
                                            Vice President

ATTEST:


By: David M. Higbee
    ---------------------------------
    David M. Higbee
    Secretary

    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 11:00 AM 01/12/1998
   981012163 - 0219918

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                    * * * * *

          WILLIAMS NATURAL GAS COMPANY, a company organized and existing under and by virtue of the General Corporation Law of Delaware, DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of said Company, by unanimous written consent dated January 8, 1998, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Company:

                    RESOLVED that the Board of Directors of the Company hereby recommends and declares the advisable an amendment to Article FIRST of the Company's Certificate of Incorporation to change the name of the Company so that, as amended, said Article FIRST shall be and read as follows:

                    "FIRST: The name of the Company is:

                    WILLIAMS GAS PIPELINES CENTRAL, INC."

          SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder has given unanimous written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the Delaware.

          THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of Delaware.

          IN WITNESS WHEREOF, said WILLIAMS NATURAL GAS COMPANY has caused this certificate to be signed by Richard N. Ficken, its Vice President, and attested by David M. Higbee, its Secretary, this 8th day of January, 1998.

                                        WILLIAMS NATURAL GAS COMPANY


                                        By: Richard N. Ficken
                                            ------------------------------------
                                            Richard N. Ficken
                                            Vice President

ATTEST:


By: David M. Higbee
    -----------------------------
    David M. Higbee
    Secretary

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 11:30 AM 03/06/1998
    981087269 - 0219918

                             CERTIFICATE OF MERGER

                                       OF

                               WPL HOLDINGS, INC.

                                      INTO

                      WILLIAMS GAS PIPELINES CENTRAL, INC.

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME            PLACE OF INCORPORATION
         ----            ----------------------
  WPL Holdings, Inc.            Delaware
Williams Gas Pipelines
     Central, Inc.              Delaware

     SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

     THIRD: That the name of the surviving corporation of the merger is Williams Gas Pipelines Central, Inc.

     FOURTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is One Williams Center, Tulsa, Oklahoma 74172.

     FIFTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to either stockholder of any constituent corporation.

     SIXTH: That the Certificate of Incorporation of Williams Gas Pipelines Central, Inc. shall be the Certificate of Incorporation of the surviving corporation.

Dated: March 5, 1998

                                            WILLIAMS GAS PIPELINES CENTRAL, INC.


                                            By: David M. Higbee
                                                --------------------------------
                                                David M. Higbee
                                                Secretary

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:30 PM 12/09/2002
  020753004 - 0219918


          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                       OF

                      WILLIAMS GAS PIPELINES CENTRAL, INC.

It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is WILLIAMS GAS PIPELINES CENTRAL, INC.

          2. The certificate of incorporation of the Corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

          "FIRST: The name of the Company is: SOUTHERN STAR CENTRAL
                  GAS PIPELINE, INC."

          3. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

Dated November 26, 2002


                                               /s/ Michael Walsh
                                               ---------------------------------
                                               Name: Michael Walsh
                                               Title: Treasurer